Filed Pursuant to Rule 497(a)

File No. 333-178646

CĪON Investment Corporation A Middle Market Loan Fund Structured as a Business Development Company This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. * This offering has not been cleared by the following states: AL, AR, KS, MA, MD, NE, OK, TN and TX. In addition, this brochure cannot be used in the following states until filed with each state’s respective securities division in compliance with applicable filing requirements: AZ, CA, DE, DC, IN, LA, NJ, NM, NC, ND, OH, OR, PR, SC, WV and WI.

Risk Factors

An investment in our common stock involves a high degree of risk and is considered speculative. You should carefully consider the information found in the “Risk Factors” section of our prospectus before deciding to invest in shares of our common stock.

Please read the prospectus carefully prior to making any investment decisions and consider the risks, charges, expenses and other important information described therein and below. The following are some of the risks an investment in us involves:

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We are a non-diversified investment company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

ƒƒ We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business.

ƒƒ We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a "blind pool" offering.

ƒƒ Economic activity in the U.S. was adversely impacted by the global financial crisis that began in 2007 and has yet to fully recover. In addition, the downgrade in the U.S. credit rating could materially adversely affect our business, financial condition and results of operations.

ƒƒ A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

ƒƒ Unless we experience substantial net capital appreciation and realized gains, the purchase price in our periodic repurchase offers will be at a price lower than the price paid for your shares.

ƒƒ The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted areas.

ƒƒ If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

ƒƒ CĪON Investment Management, LLC ("CIM"), our investment adviser, has no prior experience managing a Business Development Company ("BDC") or a Regulated Investment Company ("RIC"). Therefore, CIM may not be able to successfully operate our business or achieve our investment objective.

ƒƒ CIM and its affiliates, Apollo Investment Management, L.P. ("AIM"), our investment sub-adviser, and Apollo Global Management, LLC, and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates that could result in actions that are not in your best interests.

ƒƒ We may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

ƒƒ There may be conflicts of interest related to obligations CIM’s and AIM’s respective senior management and investment teams have to other clients.

ƒƒ Our base management and incentive fees may induce CIM to make, and AIM to recommend, speculative investments or incur leverage.

ƒƒ The compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm’s-length negotiations.

ƒƒ This is a “best efforts” offering and, if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets underperform.

ƒƒ Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

ƒƒ Beginning with the first calendar quarter following the one-year anniversary of the date on which we meet our minimum offering requirement, we intend to offer to repurchase your common stock on a quarterly basis. As a result, you will have limited opportunities to sell your common stock and, to the extent shareholders are able to sell their common stock under the program, you may not be able to recover the amount of your investment in our common stock.

ƒƒ We will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect our cost of capital and net investment income.

ƒƒ If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.

ƒƒ We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

ƒƒ As a result of the annual RIC distribution requirement, we may need to raise cash or borrow to fund new investments. These sources of funding may not be available to us on acceptable terms, if at all.

ƒƒ We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

ƒƒ The net asset value of our common stock may fluctuate significantly.

CĪON Investment Corporation a Middle Market Loan Fund CĪON Investment Corporation (“CĪON”) is a middle market loan fund that is structured as a non-traded business development company, or BDC, that intends to generate income, and to a lesser extent, capital appreciation. CĪON offers investors the opportunity to invest primarily in the senior secured debt of private U.S. middle market companies, which we define as U.S. companies with EBITDA of $50 million or less. CĪON intends to create value for investors by leveraging the experience and infrastructure of its adviser – CĪON Investment Management, LLC (“CIM”), an ICON Investments company (“ICON”) – and its sub-adviser – Apollo Investment Management, L.P. (“AIM”), a subsidiary of Apollo Global Management, LLC, a leading global alternative investment manager.

The Adviser CĪON Investment Management CĪON’s adviser, CIM, an ICON Investments company, is a registered investment adviser. CIM will oversee the management of CĪON’s activities and is responsible for making investment decisions for the portfolio. Founded in 1985, ICON is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON and its affiliates have managed investments for more than 56,000 investors and made approximately $4.3 billion in total investments. ICON, with 115 employees, is headquartered in New York, with offices in Boston, Tulsa, London and Singapore. The SUB-Adviser APOLLO Investment Management Apollo Global Management, LLC and its subsidiaries, (“Apollo”), founded in 1990, is one of the world’s largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a valueoriented investment philosophy to invest and manage funds on behalf of some of the world’s most prominent pension and endowment funds as well as other institutional and individual investors. AIM, a subsidiary of Apollo, will act as CĪON’s investment sub-adviser. AIM will assist CIM, as well as draw from Apollo’s 22 years of experience, to identify investment opportunities and make investment recommendations for the portfolio. Apollo currently has approximately $105 billion of Assets Under Management and 616 employees in nine offices around the world.(1) (1) As of June 30, 2012. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM." "We believe the combination of Apollo's leadership position as an alternative investment manager and ICON's core strengths as a distributor and manager of credit oriented products can provide retail investors with the opportunity to access Apollo's U.S. private debt platform and to directly participate in the investment opportunities we are seeing in middle market loans." Leon Black Chairman and CEO of Apollo Global Management, LLC. (NYSE: APO) BOSTON LONDON NEW YORK SINGAPORE tulsa FRANKFURT HONG KONG HOUSTON LONDON LOS ANGELES LUXEMBOURG MUMBAI NEW YORK SINGAPORE

Subadvised by one of the World’s Largest Loan Investors Apollo is among the largest loan investors in the world and, with approximately $56 billion of capital markets Assets Under Management(1), credit investing is one of its core businesses. Who Manages CĪON Investment Corporation? top Loan Investors(2) $56 $8 real estate Apollo Global Management, LLC AUM(1) (in billions) private non allocated equity capital markets Participant estimated total (in millions) GSO / Blackstone $ 3,356 APOLLO $ 3,311 Eaton Vance Group $ 3,078 Fidelity Advisors $ 2,179 INVESCO $ 2,039 Credit Suisse Asset Mgmt $ 2,017 Babson Capital Management $ 1,930 ING Investment Management $ 1,846 Guggenheim Investment Partners $ 1,834 SPONSOR sub-adviser INVESTMENT MANAGEMENT adviser INVESTMENT MANAGEMENT the fund INVESTMENT CORPORATION $38 $3 (1) As of June 30, 2012. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM." (2) Source: S&P LCD (“LCD”), as of June 30, 2012. Note: Includes all accounts that LCD was able to track with three or more commitments in the 12 months ended June 30, 2012 or $10 million or more in estimated allocations. LCD works with buy-side and sell-side financial institutions to gather and produce loan information. The data is based on LCD’s collection and therefore is, by definition, incomplete. LCD’s collection does not include loans that are not syndicated; materially different rankings could result from a change in collections or ranking methodology.

Market Opportunity Understanding the Middle Market(1) IF the u.s. middle market was a country, it Would be the 4th Largest Global Economy in Terms of GDP The U.S. middle market is a large and vital part of both the American and global economy. It is comprised of approximately 195,000 businesses that employ approximately 41 million people and generate more than $9 trillion of gross revenues annually. In fact, if the U.S. middle market were its own economy, its GDP would rank 4th in the world, trailing only the United States itself, China and Japan. Almost 70% of middle market companies have been in business for more than 20 years and are, on average, less financially leveraged than large companies. During the economic downturn from 2007 to 2010, surviving middle market companies actually created more than 2 million jobs, as compared to nearly 4 million jobs shed by surviving larger companies. Investments in the middle market have predominantly been available only to institutional and high net worth individuals in private, unlisted vehicles, which lack the transparency of public vehicles, and in publicly listed vehicles, which are subject to the volatility of the broader equity markets. CĪON presents qualified investors with the opportunity to invest in this market. Reduced Supply from Traditional Lenders The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional lenders, reducing the supply of credit to all companies. For example, commercial banks in the U.S. reduced their commercial and industrial loans by approximately $300 billion from 2008 to 2011.(2) Significant Loan Maturities Coming Due In contrast, the potential for demand is significant. There are almost a quarter of a trillion dollars of corporate loans maturing by 2016. Companies will likely seek to refinance these loans and, with the pullback of traditional financing sources, there may be greater demand for alternative lenders such as CĪON. Demand Expected from Private Equity Firms Additionally, private equity firms, which have approximately $436 billion of un-invested capital as of December 31, 2011, are likely to seek a significant amount of financing.(3) Private equity funds often seek to leverage their investments by combining their capital with loans from other sources. Historically, this would have translated to more than $700 billion of financing required by private equity investors alone.(4) supply /demand dyn amics There is no assurance that these forecasts or opinions will come to pass. Pa st performance does not guarantee future results. Additionally, a reversal of improving market conditions could negat ively impact credit spreads as well as CĪON's ability to obta in financing, particularly from the debt markets. (1) According to the GE Capital 2011 National Middle Market Summit Report. GE defines middle market companies as those with $10 million - $1 billion in annual revenue, which we believe has significant overlap with CĪON's definition of the middle market (companies with EBITDA of $50 million and under). (2) Federal Reserve Assets and Liabilities of Commercial Banks in the United States (3) Pitch Book 2011 4Q PE Presentation (4) Based on information derived from S&P LCD Leveraged Lending Review, 1Q 2012. 1. United States 2. China 3. Japan 5. Germany 4. MM Middle Market

6 U.S. middle market companies (EBITDA of $50 million or less) with: ... Experienced management teams ... Significant free cash flow ... Strong competitive positions ... Potential for growth Investment Process The investment professionals of CIM and AIM have spent their careers developing the expertise necessary to make investments in private companies. CĪON will utilize this expertise, as well as leverage the know-how and resources of ICON and Apollo, to make investments primarily into private, U.S. middle market companies. sourcing evaluation execution monitoring exit in vestment strategy Coordinated Process Primarily invest in secured loans of target companies, which typically: ... Sit at the top of a company’s capital structure ... Are secured by all of a company’s assets ... Offer attractive risk-adjusted returns By making and managing Investments in Target Companies, we strive to provide investors with: ... Current income ... To a lesser extent, capital appreciation target companies Investments Investment objective

7 understanding the capital structure The capital structure refers to the way a company finances itself through a combination of debt and equity. Each type of financing varies in security and priority. CĪON intends to focus primarily on investments in senior secured loans, which are typically situated at the top of the capital structure and carry the least risk among all investments in a company. This is because senior secured loans typically have a first claim on a company’s property, plant, equipment, inventory and cash flows.(1) senior secured loans(1) second lien loans subordinated Debt/mezzanine loans equity and equity-related securities Primary INVESTMENT focus lower risk higher risk (1) Although senior secured loans may carry the least amount of risk amongst the capital structure, it should not be misconstrued as carrying no risk at all.

8 — The CĪON Difference ƒƒ Proven ability to invest in middle market companies ƒƒ Proprietary sourcing relationships ƒƒ Disciplined, income-oriented investment philosophy ƒƒ Global platform with seasoned investment professionals ƒƒ Regular SEC filings (10-Q, 10-K, 8-K, etc.) ƒƒ Quarterly NAV publication ƒƒ Board of Directors, a majority of whom must be independent limited leverage(1) Transparency and governance TA X BENEFITS, IF TREATED AS A RIC(2) Participating in an alternative investment(3) CĪON Attributes: ƒƒ Minimal corporate taxation ƒƒ At least 90% of net investment income is distributed ƒƒ 1099 tax statements ƒƒ Generally little to no correlation to listed stock or bond markets ƒƒ Potential hedge against inflation ƒƒ Portfolio diversification ƒƒ Leading global alternative investment managers ƒƒ Leverage restricted by regulation ƒƒ Strategic leverage to potentially enhance returns (1) If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses. (2) In the unlikely circumstance that CĪON does not qualify as a RIC, it would subject CĪON to federal income taxes on all of its income, resulting in an adverse effect on its financial performance. (3) Alternative investments may not be suitable for some investors. They are typically illiquid and are considered long term investments.

9 Flo ating vs. Fixed rate Investments When investing in a loan fund, it is important to consider the interest rate environment because certain types of debt investments, including those that CĪON intends to target, may be impacted by changes in interest rates. CĪON offers investors a potential hedge against rising interest rates, which typically erode the value of traditional fixed income investments. To mitigate this interest rate exposure, many of CĪON’s loans are anticipated to have a floating interest rate. In a rising interest rate environment, an increase in prevailing interest rates will typically result in an increase in the amount of income available for investors. In a changing interest rate environment, floating rate investments may also provide more stability than fixed-rate investments. A fixed-rate investment, such as a bond, typically appreciates in value when prevailing interest rates fall, but depreciates when interest rates rise. The value of floating rate investments, however, tends to be less sensitive to rate fluctuations because the interest payments increase and decrease as rates change. INTEREST RATES VA LUE INTEREST INCOME Stable Increase Stable Decrease Decrease Fixed Increase Fixed Floating Rate Investments Fixed Rate Investments Treasury rates are near 50-year lows Based on historical 10-year Treasury yields as of September 5, 2012 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 HISTORICAL AVERA GE YIELD The above discussion does not take into account all factors that may impact income. Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return. ƒƒ18.00 ƒƒ16.00 ƒƒ14.00 ƒƒ12.00 ƒƒ10.00 ƒƒ8.00 ƒƒ6.00 ƒƒ4.00 ƒƒ2.00 ƒƒ0.00 Where are Interest Rates Headed? Yield (%)

10 Business Development Company (“BDC”) $1,000,000,000 Initial price of $10.00 per Share/$9.30 per share through Registered Investment Advisers $5,000 Generally, an investor must meet either of the following requirements: ... a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or ... a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000 Paid monthly, as declared Investors can repurchase shares at 95% of the share price immediately following the distribution date Quarterly share repurchases beginning 12 months after the minimum offering requirement is met. Up to 15% of the weighted average number of shares during any calendar year or 3.75% per quarter, may be repurchased for 90% of the current offering price. Intends to complete a liquidity event within three to five years following completion of the offering. Such an event could include: ... a listing of CĪON's common stock on a national securities exchange, ... the sale of all or substantially all of CĪON's assets either on a complete portfolio basis or individually followed by a liquidation, or ... a merger or another transaction approved by CĪON’s board of directors in which CĪON’s shareholders will receive cash or securities of a publicly-traded company fund off ering details Offering Type Offering Size Offering Price per Share Minimum Investment Suitability Standards(1) Distribution Payment Schedule(2) Distribution Reinvestment Plan (DRIP) Investor Share Repurchase Program(3) Exit Strategy(4) (1) In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. (2) While we intend to make monthly distributions, there can be no assurance that monthly distributions will be made, if such distributions are made at all. (3) Share repurchase program will be implemented beginning on the first calendar quarter following the one-year anniversary of the date that CĪON meets its minimum offering requirement. (4) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares. All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.

CĪON CĪON-BRO-0912 CĪON Investment Corporation A Middle Market Loan Fund ICON Securities Corp., member FINRA/SIPC, serves as distributor for funds sponsored by ICON Investments. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. Additional copies of the prospectus may be obtained by contacting ICON Securities at 800.435.5697.